DFA INVESTMENT DIMENSIONS GROUP INC.

Tax-Managed U.S. Equity Portfolio Tax-Managed U.S. Small Cap Portfolio Tax-Managed U.S. Targeted Value Portfolio	T.A. U.S. Core Equity 2 Portfolio Tax-Managed DFA International Value Portfolio T.A. World ex U.S. Core Equity Portfolio

SUPPLEMENT TO THE SUMMARY AND STATUTORY

PROSPECTUSES OF EACH OF THE PORTFOLIOS LISTED ABOVE

The purpose of this Supplement to the Summary and Statutory Prospectuses dated February 28, 2021, as amended, of the portfolios listed above (each, a “Portfolio”), each a series of DFA Investment Dimensions Group Inc. (the “Fund”), is to notify shareholders that the Board of Directors of the Fund approved converting the listed Portfolios into exchange-traded funds (“ETFs”) by the reorganization of each Portfolio into a corresponding ETF, as listed below, which are newly created series of the Dimensional ETF Trust.

Domestic Portfolios	Domestic ETFs

Tax-Managed U.S. Equity Portfolio	Dimensional U.S. Equity ETF

Tax-Managed U.S. Small Cap Portfolio	Dimensional U.S. Small Cap ETF

Tax-Managed U.S. Targeted Value Portfolio	Dimensional U.S. Targeted Value ETF

T.A. U.S. Core Equity 2 Portfolio	Dimensional U.S. Core Equity 2 ETF

International/World Portfolios	International/World ETFs

Tax-Managed DFA International Value Portfolio	Dimensional International Value ETF

T.A. World ex U.S. Core Equity Portfolio	Dimensional World ex U.S. Core Equity 2 ETF

A Prospectus/Information Statement with respect to the reorganization will be mailed before the consummation of the reorganization to holders of each Portfolio’s shares as of the record date. Dimensional Fund Advisors LP, the Advisor to each Portfolio and ETF, anticipates the reorganizations for the Domestic Portfolios to close in the second quarter of 2021, and the reorganizations for the International/World Portfolios to close in the third quarter of 2021.

The date of this Supplement is February 28, 2021

T.A. U.S. Core Equity 2 Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFTCX)

Summary Prospectus

February 28, 2021

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://us.dimensional.com/fund-documents. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2021, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the T.A. U.S. Core Equity 2 Portfolio (the “Portfolio”) is to achieve long-term capital appreciation while considering federal income tax implications of investment decisions.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the T.A. U.S. Core Equity 2 Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management Fee	0.20%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.23%
*

The “Management Fee” and “Total Annual Fund Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the T.A. U.S. Core Equity 2 Portfolio from 0.22% to 0.20% effective as of February 28, 2020.

EXAMPLE

This Example is meant to help you compare the cost of investing in the T.A. U.S. Core Equity 2 Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

PORTFOLIO TURNOVER

The T.A. U.S. Core Equity 2 Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of its investment portfolio.

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Principal Investment Strategies

Dimensional Fund Advisors LP’s (the “Advisor”) tax management strategies for the T.A. U.S. Core Equity 2 Portfolio are designed to maximize the after tax value of a shareholder’s investment. Generally, the Advisor buys and sells securities for the Portfolio with the goals of: (i) delaying and minimizing the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated); and (ii) maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable at lower capital gains tax rates).

The T.A. U.S. Core Equity 2 Portfolio purchases a broad and diverse group of securities of U.S. companies. The Portfolio invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the U.S. Universe. The Advisor generally defines the U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the U.S. Universe it represents) of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Advisor. The Portfolio’s increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to larger capitalization, higher relative price or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Advisor considers different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, the T.A. U.S. Core Equity 2 Portfolio will invest at least 80% of its net assets in securities of U.S. companies. The Advisor may increase or decrease the Portfolio’s exposure to an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Advisor determines to be appropriate. In assessing a company’s investment characteristics, the Advisor considers ratios such as recent changes in assets divided by total assets. The criteria the Advisor uses for assessing a company’s investment characteristics are subject to change from time to time.

The T.A. U.S. Core Equity 2 Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

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The T.A. U.S. Core Equity 2 Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Because the value of your investment in the T.A. U.S. Core Equity 2 Portfolio will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, political, and issuer-specific conditions and events will cause the value of equity securities, and the Portfolio that owns them, to rise or fall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Value Investment Risk: Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Portfolio to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Tax-Management Strategy Risk: The tax-management strategies may alter investment decisions and affect portfolio holdings, when compared to those of non-tax managed funds. The Advisor anticipates that performance of the Portfolio may deviate from that of nontax managed funds.

Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of those derivatives. Derivative

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instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s control, including instances at third parties. The Portfolio and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: The Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the T.A. U.S. Core Equity 2 Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the Portfolio’s performance from year to year. The table illustrates how annualized one year, five year and ten year returns, both before and after taxes, compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the T.A. U.S. Core Equity 2 Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

T.A. U.S. Core Equity 2 Portfolio Summary Prospectus    5

T.A. U.S. Core Equity 2 Portfolio—Total Returns

January 2011-December 2020
Highest Quarter	Lowest Quarter
22.14% (4/20–6/20)	-25.40% (1/20–3/20)

Annualized Returns (%)

Periods ending December 31, 2020

	1 Year	5 Years	10 Years

T.A. U.S. Core Equity 2 Portfolio
Return Before Taxes	15.80%	13.43%	12.30%
Return After Taxes on Distributions	15.36%	12.84%	11.76%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.54%	10.64%	10.13%

Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	20.89%	15.43%	13.79%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the T.A. U.S. Core Equity 2 Portfolio. The following individuals are responsible for leading the day to day management of the Portfolio:

•

Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2012.

•	Lukas J. Smart, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2017.

•

Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since 2019.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the T.A. U.S. Core Equity 2 Portfolio on each day that the NYSE is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the T.A. U.S. Core Equity 2 Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the T.A. U.S. Core Equity 2 Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400 RRD022821-DFTCX 00257223